SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 14, 2004


                       EASTERN AMERICAN NATURAL GAS TRUST
           (Exact name of each Registrant as specified in its Charter)


     Delaware (State or other Jurisdiction of Incorporation or Organization)


                                     1-1174
                            (Commission File Number)


                                   36-7034603
                        (IRS employer identification no.)


                              The Bank of New York
                          c/o BNY Midwest Trust Company
                       2 North LaSalle Street, Suite 1020
                             Chicago, Illinois 60602


        Registrant's telephone number, including area code: 312-827-8553

ITEM 8.01. Other Events.

      On December 8, 2004, the Trust issued a press release announcing approval by Trust unitholders of a proposal to elect JPMorgan Chase to serve as successor trustee of the Trust upon the effective date of the resignation of The Bank of New York as trustee of and depositary for the Trust and to amend the Trust Agreement to change the compensation of the trustee. The text of the press release is included as Exhibit 99.1.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EASTERN AMERICAN NATURAL GAS TRUST

                                    By:  The Bank of New York, not in its
                                         individual capacity, but solely as
                                         Trustee of the Eastern American
                                         Natural Gas Trust.


                                    By:  /s/ Patrick Tadie
                                         ---------------------
                                             Patrick Tadie
                                             Agent
Date: December 14, 2004

Exhibit Index


Exhibit Number          Description
--------------          -----------

99.1                    Press Release of Eastern American Natural Gas Trust

EXHIBIT 99.1


  EASTERN AMERICAN NATURAL GAS TRUST Announces Unitholder Approval of Proposal
                    to Elect a Successor Trustee of the Trust

      Charleston, West Virginia, December 8, 2004- - EASTERN AMERICAN NATURAL GAS TRUST (NYSE-NGT) (CUSIP No. 276217106) (the "Trust") announced today that the Unitholders of the Trust approved a proposal to elect JPMorgan Chase to serve as successor trustee of the Trust upon the effective date of the resignation of The Bank of New York as trustee of and depositary for the Trust and to amend the Trust Agreement to change the compensation of the trustee. The resignation of The Bank of New York will take effect on January 1, 2005.

      For more information, call: (312) 827-8500 and leave a message describing your inquiry. A representative of the Trust will return your call.

      Note: The Trust makes no representations as to the correctness of the "CUSIP" numbers either as printed on the Units or as contained in this press release.

      Forward-Looking Statements

      Certain statements provided in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of such factors include, but are not limited to, the following: changes in gas prices, gas production levels, general economic conditions, competitive conditions, and government legislation and regulations, including changes in tax rates. Readers are cautioned to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made, and the Trust undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Any or all of the forward-looking statements that are made in Form 10-K, Form 10-K/A, Form 10-Q or any other public statements issued on behalf of the Trust may turn out to be wrong. It is important to remember that other factors besides those listed above could also adversely affect the Trust, its operating results or financial condition.



02662.0161 #534131